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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K
                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                            DATE OF REPORT:  MAY 15, 1997
                          (Date of earliest event reported)




                                 ELTRAX SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)




MINNESOTA                 COMMISSION FILE NO. 0-22190        41-1484525
(State of incorporation)                              (IRS Employer I.D. No.)


                          10901 RED CIRCLE DRIVE, SUITE 345
                                MINNETONKA, MN  55343
                       (Address of principal executive offices)



                                    (612) 945-0833
                 (Registrant's telephone number, including area code)

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ITEM 5.       OTHER EVENTS.

MERGER WITH EJG TECHLINE, INCORPORATED

    On May 15, 1997, pursuant to an Agreement and Plan of Merger dated as of May 14, 1997 (the "Merger Agreement") by and among Eltrax Systems, Inc., a Minnesota corporation (the "Company"), EJG Techline Acquiring Corp., a California corporation ("Acquiring Sub"), EJG Techline, Incorporated, a California corporation ("Techline"), Edward J. Gorlitz, Jr. ("Gorlitz"), Kathleen M. Gorlitz ("K. Gorlitz" and together with Gorlitz, the "Gorlitzes"), Colin E. Quinn, ("Quinn") and Diane C. Quinn ("D. Quinn" and together with Quinn, the "Quinns"; the Quinns and the Gorlitzes are sometimes hereinafter collectively referred to as the "Shareholders"), Acquiring Sub merged with and into Techline, whereupon the separate existence of Acquiring Sub ceased and Techline continues as the surviving corporation and as a wholly owned subsidiary of the Company. The description of the merger included herein does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger which is filed as Exhibit 2.1 hereto.

    Pursuant to the terms of the Merger Agreement, upon the closing of the Merger on May 15, 1997, 230,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock") were issued to the Shareholders in connection with the Merger (the "Acquired Shares"). The 230,000 shares of Common Stock issued in connection with the Merger represents approximately
2.94% of the issued and outstanding shares of Common Stock after the closing. All of the shares of the Common Stock issued to the Shareholders in connection with the Merger are "restricted stock", as defined in Rule 144 promulgated under the Securities Act of 1933, and have certain demand and "piggyback" registration rights.

    In addition to the foregoing, the Company entered into an Employment and Non-Competition Agreement with each of Colin E. Quinn and Edward J. Gorlitz, Jr., the terms of which generally provided for the employment by the Company of each for a period of three (3) years from May 14, 1997. Each agreement also provides for a one-year non-compete period. The description of the Employment and Non-Competition Agreements included herein does not purport to be complete and is qualified in its entirety by reference to the Employment and Non-Competition Agreements which are filed as Exhibits 10.1 and 10.2 hereto.

    For accounting purposes, it is intended that the Merger will be treated as a pooling-of-interests transaction under APB Opinion No. 16.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Exhibit                                                                Filed
Number       Description                                              Herewith
--------     ------------                                             --------

 2.1     Agreement and Plan of Merger dated as of May 14, 1997            X
         by and among the Company, EJG Techline Acquiring Corp.,
         EJG Techline, Incorporated, Edward J. Gorlitz, Jr.,
         Kathleen M. Gorlitz, Colin E. Quinn, and Diane C. Quinn


 10.1    Employment and Non-Competition Agreement between the              X
         Company and Colin E. Quinn

 10.2    Employment and Non-Competition Agreement between the              X
         Company and Edward J. Gorlitz, Jr.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ELTRAX SYSTEMS, INC.,
                                  a Minnesota corporation


Date:  June 9, 1997               By:  /s/ William P. O'Reilly
                                  ------------------------------------------
                                       William P. O'Reilly,
                                       Chairman of the Board and Chief
                                       Executive Officer


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                                    EXHIBIT INDEX


Exhibit                                                                  Filed
Number           Description                                            Herewith
--------         ------------                                           --------

 2.1     Agreement and Plan of Merger dated as of May 14, 1997              X
         by and among the Company, EJG Techline Acquiring Corp.,
         EJG Techline, Incorporated, Edward J. Gorlitz, Jr.,
         Kathleen M. Gorlitz, Colin E. Quinn, and Diane C. Quinn

10.1     Employment and Non-Competition Agreement between the               X
         Company and Colin E. Quinn

10.2     Employment and Non-Competition Agreement between the               X
         Company and Edward J. Gorlitz, Jr.